UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of earliest event reported): November 23, 2005

                                  NEWAVE, INC.
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

                 Utah                        333-34308           87-0520575
      ----------------------------   ------------------------  ---------------
     (State  or  other jurisdiction      (Commission File      (IRS Employer
            of  incorporation)                 Number)       Identification No.)



         404  East  1st  Street,  #1345,  Long  Beach,  CA           90802
         -------------------------------------------------       -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (562)  983-5331
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

On March 14, 2005, we entered into a Program Sales Agreement with Provell, Inc. Provell engaged us to market its continuity service programs via inbound telemarketing. Provell provided us with detailed information regarding the benefits of each Program and we were responsible for marketing the Programs at our cost and expense. For our services under the Agreement, Provell agreed to pay $20.00 for each Member who meets certain criteria, as described in the Agreement. The Agreement's terms provided that it would terminate on March 14, 2006, however, either party could terminate the Agreement at any time by providing at least fifteen days' prior written notice of termination to the other party.

On November 23, 2005, we were notified by Provell, Inc. that we would no longer be eligible to sell their product as of December 23, 2005. During the third quarter ended September 30, 2005, revenues from sales of Provell products totaled $154,000, or 8.7% of our net revenues. We expect to enter into agreements with other companies to resell other products in order to mitigate the impact on our net revenues.

This report contains forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEWAVE, INC.
                               -----------------
                                   Registrant


Date:  November  30,  2005                 By:  /s/  Michael  Hill
                                                -------------------------
                                                Michael  Hill
                                                Chief  Executive  Officer